                                                                    EXHIBIT 10.6

                            AGREEMENT TO TERMINATE
                            SHAREHOLDERS' AGREEMENT


     THIS AGREEMENT TO TERMINATE SHAREHOLDERS' AGREEMENT (this "AGREEMENT") is made and entered into as of this 30th day of April, 2001, by and among 3TEC Energy Corporation, a Delaware corporation and successor in interest to Middle Bay Oil Company, Inc., (the "COMPANY"), W/E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. and successor in interest to the 3TEC Energy Corporation referenced in the Initial Agreement (as defined below) ("W/E"), ECIC Corporation ("ECIC"), EnCap Energy Capital Fund III, L.P. ("FUND III"), EnCap Energy Acquisition III-B, Inc. ("ACQUISITION III-B"), BOCP Energy Partners, L.P. ("BOCP") (with W/E, ECIC, Fund III, Acquisition III-B and BOCP being herein sometimes called the "W/E SHAREHOLDERS"), and Kaiser-Francis Oil Company ("KAISER-FRANCIS").

    1. Reference is herein made to that certain Shareholders' Agreement dated August 27, 1999, by and among the Company, the W/E Shareholders, Kaiser-Francis, C.J. Lett III ("LETT"), Weskids, L.P. ("WESKIDS"), and Alvin V. Shoemaker ("SHOEMAKER") (the "INITIAL AGREEMENT"), as amended by that certain First Amendment to Shareholders' Agreement made and entered into on May 30, 2000, by and among the Company, the W/E Shareholders, Kaiser-Francis, Lett, Weskids and Shoemaker (the "FIRST AMENDMENT") (the Initial Agreement, as amended by the First Amendment, being herein called the "SHAREHOLDERS' AGREEMENT"). The rights and obligations of Lett, Weskids and Shoemaker under the Agreement have terminated pursuant to the terms of paragraph 21 of the Agreement and such persons and entity are no longer parties or subject to the Shareholders' Agreement.

    2. The Company, the W/E Shareholders and Kaiser-Francis deem it in their mutual best interests to terminate the Shareholders' Agreement. Accordingly, by their execution below, the Company, the W/E Shareholders and Kaiser-Francis hereby terminate the Shareholders' Agreement as of the date set forth above pursuant to Section 8 of the Shareholders' Agreement.

    3. This Agreement shall be binding upon and shall operate for the benefit of the Company, the W/E Shareholders, Kaiser-Francis, and their respective successors and assigns. This Agreement may be signed in multiple counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures shall be binding on all parties hereto and the parties hereto need not sign the same counterpart.

    [*REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-SIGNATURE PAGES FOLLOW*]

                                                                    EXHIBIT 10.6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  3TEC ENERGY CORPORATION


                                  By:  /s/ Floyd C. Wilson
                                      --------------------------
                                  Name:  Floyd C. Wilson
                                  Title: President and Chief Executive Officer

                                  W/E ENERGY COMPANY L.L.C.


                                  By:    /s/ Floyd C. Wilson
                                      --------------------------
                                  Name:  Floyd C. Wilson
                                  Title: Managing Director

                                  ECIC CORPORATION


                                  By:   /s/ David B. Miller
                                      --------------------------
                                  Name:  David B. Miller
                                  Title: Vice President

                                  ENCAP ENERGY CAPITAL FUND III, L.P.

                                  By:  EnCap Investments L.L.C.


                                  By:   /s/ David B. Miller
                                      --------------------------
                                  Name:  David B. Miller
                                  Title: Managing Director

                                  ENERGY ACQUISITION III-B, INC.


                                  By:   /s/ David B. Miller
                                      --------------------------
                                  Name:  David B. Miller
                                  Title: Vice President

                                  BOCP ENERGY PARTNERS, L.P.

                                  By:  EnCap Investments L.L.C.


                                  By:   /s/ David B. Miller
                                      --------------------------
                                  Name:  David B. Miller
                                  Title: Managing Director

                                                                    EXHIBIT 10.6

                                  KAISER-FRANCIS OIL COMPANY


                                  By:    /s/ Gary R. Christopher
                                      ---------------------------
                                  Name:  Gary R. Christopher
                                  Title: Acquisition Coordinator